THIRD WAIVER TO CREDIT AGREEMENT



          THIRD WAIVER TO CREDIT AGREEMENT, dated as of
November 4, 1996 (this "Waiver"), by the Required Lenders, in favor of the Borrower (each such term as defined in the Credit Agreement referred to below).

          Reference is made to the Credit Agreement dated as of April 28, 1995 (as heretofore amended, the "Credit Agreement") among Laboratory Corporation of America Holdings (formerly known as National Health Laboratories Holdings Inc.) (the "Borrower"), the Banks identified therein and Credit Suisse (New York Branch), as Administrative Agent thereunder. Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

                          ARTICLE I

                           WAIVERS

          SECTION 1.01. Special Charge. The undersigned Required Lenders hereby waive compliance by the Borrower with the covenants set forth in Sections 5.01(i), 5.01(j) and 5.01(k) of the Credit Agreement, solely in respect of the Borrower's four fiscal quarters ending September 30, 1996 and December 31, 1996 (in the case of Sections 5.01(i) and 5.01(j)) or as of September 30, 1996 and December 31, 1996 (in the case of Section 5.01(k)); provided that in each case:

               (a)  such covenants are complied with no
     later than March 31, 1997;

               (b) such covenants would be complied with in respect of the Borrower's four fiscal quarters ending September 30, 1996 and December 31, 1996 (or as of September 30, 1996 and December 31, 1996 with respect to the covenant set forth in Section 5.01(k)) had the Borrower not taken a special charge against operating income of no more than $185 million (or a net after-tax charge of no more than $150 million) in the Borrower's fiscal quarter ending September 30, 1996 (the "Special Charge") for the estimated cost to settle claims made by the Office of Inspector General of the U.S. Department of Health and Human Services and other third party payor claimants regarding billing disputes to which the Borrower or any of its Subsidiaries is a party; and

               (c)  the schedules furnished by the Borrower
     with the financial statements for the fiscal quarters ending September 30, 1996 and December 31, 1996 pursuant to Section 5.01(l)(iii)(B) of the Credit
     Agreement include computations with respect to the covenants contained in Sections 5.01(i), 5.01(j) and 5.01(k) of the Credit Agreement both including and excluding the Special Charge described above.

          Notwithstanding any contrary provision in the Credit Agreement, it is expressly agreed that solely for purposes of Section 3.02(ii) of the Credit Agreement during the period commencing January 1, 1997 through March 31,
1997, the Special Charge shall not be included in the calculation, on a pro forma basis, of the Leverage Ratio, the Interest Coverage Ratio or Stockholders' Equity.

          SECTION 1.02  Termination of Waiver.
Notwithstanding any contrary provision herein, unless earlier terminated the effectiveness of this Waiver shall terminate thirty (30) days after the date the settlement with the Office of Inspector General of the U.S. Department of Health and Human Services becomes binding on the Borrower unless the Required Lenders shall consent in writing to extend the effectiveness of this Waiver.

                         ARTICLE II

                        MISCELLANEOUS

          SECTION  2.01.  Governing Law.  This Waiver  shall
be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 2.02. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 2.03. Effect on the Credit Agreement. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Waiver shall become effective as of the date first above written when counterparts hereof shall have been executed by the Required Lenders. This Waiver is subject to the provisions of
Section 8.01 of the Credit Agreement.

          Each of the undersigned has caused this Waiver to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.


BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                     By: /s/   WESLEY R. ELINGBURG
                        -------------------------------
                        Name:  Wesley R. Elingburg
                        Title: Executive Vice President, Chief Financial
                               Officer and Treasurer

ADMINISTRATIVE
  AGENT:              CREDIT SUISSE (NEW YORK BRANCH),
                        as Administrative Agent


                     By: /s/   IRA LUBINSKY
                        ------------------------------
                        Name:  Ira Lubinsky
                        Title: Associate

                     and


                     By: /s/   SEAN BERNARD
                        -----------------------------
                        Name:  Sean Bernard
                        Title: Associate



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                      LENDERS:              CREDIT SUISSE (NEW YORK BRANCH)


                      By: /s/   KARL STUDER
                         ----------------------------
                         Name:  Karl Studer
                         Title: Member of Senior Management


                      By: /s/   DANIELA HESS
                         ---------------------------
                         Name:  Daniela Hess
                         Title: Associate


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                      BANK OF AMERICA ILLINOIS


                      By: /s/   WENDY L. LORING
                         --------------------------
                         Name:  Wendy L. Loring
                         Title: Vice President


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                      BANQUE NATIONALE DE PARIS


                      By: /s/   RICHARD L. STED
                         ----------------------------
                         Name:  Richard L. Sted
                         Title: Senior Vice President


                      By: /s/   BONNIE G. EISENSTAT
                         ---------------------------------
                         Name:  Bonnie G. Eisenstat
                         Title: Corporate Banking Division


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                      BAYERISCHE LANDESBANK GIROZENTRALE


                      By: /s/   WILFRIED FREUDENBERGER
                         ------------------------------
                         Name:  Wilfried Freudenberger
                         Title: Executive Vice President
                                and General Manager


                      By: /s/   PETER OBERMANN
                         -------------------------------
                         Name:  Peter Obermann
                         Title: Senior Vice President
                                Manager Lending Division

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                      THE CHASE MANHATTAN BANK


                      By: /s/   SCOTT S. WARD
                         ---------------------
                         Name:  Scott S. Ward
                         Title: Vice President


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                      CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                      By: /s/   FARBOUD TAVANGAR
                         -------------------------------
                         Name:  Farboud Tavangar
                         Title: Authorized Signature


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                      DEUTSCHE BANK AG NEW YORK BRANCH
                        and/or CAYMAN ISLANDS BRANCH


                      By: /s/   WOLF A. KLUGE
                         ------------------------------
                         Name:  Wolf A. Kluge
                         Title: Vice President


                      By: /s/   ERIKA M. STEVER
                         -----------------------------
                         Name:  Erika M. Stever
                         Title: Associate


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                      FIRST UNION NATIONAL BANK


                      By: /s/   ANN M. DODD
                         -----------------------------
                         Name:  Ann M. Dodd
                         Title: Senior Vice President


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                      THE FUJI BANK, LTD. (NEW YORK BRANCH)


                      By: /s/   MASANOBU KOBAYASHI
                         ----------------------------
                         Name:  Masanobu Kobayashi
                         Title: Vice President & Manager


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                      NATIONSBANK, N.A.


                      By: /s/   MICHAEL SYLVESTER
                         ---------------------------
                         Name:  Michael Sylvester
                         Title: Officer


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                      SOCIETE GENERALE


                      By: /s/   RICHARD CUENE-GRANDIDIER
                         -------------------------------
                         Name:  Richard Cuene-Grandidier
                         Title: Vice President


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                      SUMITOMO BANK


                      By: /s/   SURESH S. TATA
                      -------------------------------
                         Name:  Suresh S. Tata
                         Title: Senior Vice President


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                      SWISS BANK CORPORATION


                      By: /s/   HANNO HUBER
                         ---------------------------
                         Name:  Hanno Huber
                         Title: Associate Director
                                Corporate Clients
                                Switzerland


                      By: /s/   GUIDO W. SCHULER
                       ---------------------------
                         Name:  Guido W. Schuler
                         Title: Executive Director
                                Corporate Clients
                                Switzerland

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                      WACHOVIA BANK OF GEORGIA, N.A.


                      By: /s/   HOLGER B. EBERT
                         -----------------------
                         Name:  Holger B. Ebert
                         Title: Vice President


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                      WESTDEUTSCHE LANDESBANK


                      By: /s/   DONALD F. WOLF
                         -----------------------
                         Name:  Donald F. Wolf
                         Title: Vice President


                      By: /s/   CATHERINE RUHLAND
                         -------------------------
                         Name:  Catherine Ruhland
                         Title: Vice President


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                      COMMERZBANK AKTIENGESELLSCHAFT,
                        Atlanta Agency


                      By: /s/   ANDREAS K. BREMER
                         ----------------------------
                         Name:  Andreas K. Bremer
                         Title: Senior Vice President



                      By: /s/    HARRY K. BREMER
                          ---------------------------
                          Name:  Harry K. Bremer
                          Title: Vice President


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                      BANK BRUSSELS LAMBERT,
                        New York Branch


                      By: /s/
                         ---------------------------
                         Name:
                         Title:







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